Exhibit 24


                       Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Frank D. Hickingbotham, Herren C. Hickingbotham and Gene H. Whisenhunt or any of them his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8, and any or all amendments thereto (including post-effective amendments) to be filed by TCBY Enterprises, Inc. with respect to the registration and issuance of up to 3,000,000 shares of common stock, $.10 par value, pursuant to the 1992 Employee Stock Option Plan of TCBY Enterprises, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


/s/ Daniel R. Grant
------------------------------
    Daniel R. Grant                             June 20, 1997

Exhibit 24

                                Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Frank D. Hickingbotham, Herren C. Hickingbotham and Gene H. Whisenhunt or any of them his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8, and any or all amendments thereto (including post-effective amendments) to be filed by TCBY Enterprises, Inc. with respect to the registration and issuance of up to 3,000,000 shares of common stock, $.10 par value, pursuant to the 1992 Employee Stock Option Plan of TCBY Enterprises, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


/s/ Don Kirkpatrick
------------------------------
    Don Kirkpatrick                             June 20, 1997

Exhibit 24

                                Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Frank D. Hickingbotham, Herren C. Hickingbotham and Gene H. Whisenhunt or any of them his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8, and any or all amendments thereto (including post-effective amendments) to be filed by TCBY Enterprises, Inc. with respect to the registration and issuance of up to 3,000,000 shares of common stock, $.10 par value, pursuant to the 1992 Employee Stock Option Plan of TCBY Enterprises, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


/s/ Marvin D. Loyd
------------------------------
    Marvin D. Loyd                             June 20, 1997

Exhibit 24

                                Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Frank D. Hickingbotham, Herren C. Hickingbotham and Gene H. Whisenhunt or any of them his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8, and any or all amendments thereto (including post-effective amendments) to be filed by TCBY Enterprises, Inc. with respect to the registration and issuance of up to 3,000,000 shares of common stock, $.10 par value, pursuant to the 1992 Employee Stock Option Plan of TCBY Enterprises, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


/s/ Frank D. Hickingbotham
------------------------------
    Frank D. Hickingbotham                        June 20, 1997

Exhibit 24

                                Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Frank D. Hickingbotham, Herren C. Hickingbotham and Gene H. Whisenhunt or any of them his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8, and any or all amendments thereto (including post-effective amendments) to be filed by TCBY Enterprises, Inc. with respect to the registration and issuance of up to 3,000,000 shares of common stock, $.10 par value, pursuant to the 1992 Employee Stock Option Plan of TCBY Enterprises, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


/s/ Hugh H. Pollard
------------------------------
    Hugh H. Pollard                        June 20, 1997

Exhibit 24

                                Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Frank D. Hickingbotham, Herren C. Hickingbotham and Gene H. Whisenhunt or any of them his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8, and any or all amendments thereto (including post-effective amendments) to be filed by TCBY Enterprises, Inc. with respect to the registration and issuance of up to 3,000,000 shares of common stock, $.10 par value, pursuant to the 1992 Employee Stock Option Plan of TCBY Enterprises, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


/s/ William H. Bowen
------------------------------
    William H. Bowen                             June 20, 1997

Exhibit 24

                                Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Frank D. Hickingbotham, Herren C. Hickingbotham and Gene H. Whisenhunt or any of them his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form

S-8, and any or all amendments thereto (including post-effective amendments) to be filed by TCBY Enterprises, Inc. with respect to the registration and issuance of up to 3,000,000 shares of common stock, $.10 par value, pursuant to the 1992 Employee Stock Option Plan of TCBY Enterprises, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


/s/ Herren C. Hickingbotham
------------------------------
    Herren C. Hickingbotham                             June 20, 1997

Exhibit 24

                                Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Frank D. Hickingbotham, Herren C. Hickingbotham and Gene H. Whisenhunt or any of them his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-8, and any or all amendments thereto (including post-effective amendments) to be filed by TCBY Enterprises, Inc. with respect to the registration and issuance of up to 3,000,000 shares of common stock, $.10 par value, pursuant to the 1992 Employee Stock Option Plan of TCBY Enterprises, Inc., and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent, full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


/s/ F. Todd Hickingbotham
------------------------------
    F. Todd Hickingbotham                             June 20, 1997